UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Adams Diversified Equity Fund, Inc.

500 East Pratt Street

Baltimore, Maryland 21202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 24, 2017

To the Stockholders of

           ADAMS DIVERSIFIED EQUITY FUND, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of ADAMS DIVERSIFIED EQUITY FUND, INC., a Maryland corporation (the “Fund”), will be held at the Fund’s offices at 500 E. Pratt St., Suite 1300, Baltimore, MD 21202, on Friday, April 21, 2017, at 9:00 a.m., local time, for the following purposes:

(1) to elect directors as identified in the Proxy Statement to serve until the annual meeting of stockholders in 2018 and until their successors are duly elected and qualify;

(2) to consider and vote upon the ratification of the selection of the independent registered public accounting firm of PricewaterhouseCoopers LLP to audit the books and accounts of the Fund for or during the year ending December 31, 2017; and

(3) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record, as shown by the transfer books of the Fund, at the close of business on February 3, 2017, are entitled to notice of and to vote at this meeting.

By order of the Board of Directors,

LAWRENCE L. HOOPER, JR.

Vice President, General Counsel

and Secretary

Baltimore, MD

Note: Even if you expect to attend the meeting, stockholders are requested to fill in, sign, date and return the accompanying proxy in the enclosed envelope without delay. Stockholders may also authorize their proxies by telephone and Internet as described further in the enclosed materials.

Because space will be limited, please call the Fund at (800) 638-2479 or send an email to contact@adamsfunds.com if you will be attending the Annual Meeting.

Adams Diversified Equity Fund, Inc.

500 E. Pratt Street, Suite 1300

Baltimore, Maryland 21202

Proxy Statement

INTRODUCTION

The Annual Meeting of Stockholders of Adams Diversified Equity Fund, Inc., a Maryland corporation (the “Fund”), will be held on Friday, April 21, 2017, at 9:00 a.m., local time, at the Fund’s offices at 500 E. Pratt St., Suite 1300, Baltimore, MD 21202, for the purposes set forth in the accompanying Notice of Annual Meeting and also set forth below. This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the meeting and at any and all adjournments or postponements thereof and is first being sent to stockholders on or about February 24, 2017.

At the Annual Meeting, action is to be taken on (1) the election of a Board of Directors; (2) the ratification of the selection of an independent registered public accounting firm; and (3) the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held On April 21, 2017:

This proxy statement, the notice of annual meeting, a form of the proxy, and the 2016 Annual Report to stockholders are all available on the internet at the following website: http://www.astproxyportal.com/ast/13579/.

How You May Vote and Voting By Proxy

You may vote in person at the Annual Meeting or by proxy. To authorize a proxy to cast your votes, please date, execute and mail the enclosed proxy card, or authorize a proxy by using telephone or internet options as instructed in the proxy card. Except for Proposals (1) and (2), referred to above, the proxies confer discretionary authority on the persons named therein or their substitutes with respect to any business that may properly come before the meeting. Stockholders retain the right to revoke executed proxies at any time before they are voted by written notice to the Fund, by executing a later dated proxy, or by appearing and voting at the meeting. All shares represented at the meeting by proxies in the accompanying form will be voted, provided that such proxies are properly executed. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR Proposal (1) and FOR Proposal (2).

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker’s proxy card and bring it with you to the Annual Meeting in order to vote.

If you have questions regarding how to attend the meeting and vote in person, please contact the Secretary of the Fund by telephone at (800) 638-2479 or by email at contact@adamsfunds.com.

Who May Vote

Only stockholders of record at the close of business on February 3, 2017, may vote at the Annual Meeting. The total number of shares of Common Stock of the Fund outstanding and entitled to be voted on the record date was 99,334,862. Each share is entitled to one vote. The Fund has no other class of security outstanding.

Vote Requirement

For Proposal (1), referred to above, directors shall be elected by a plurality of the votes cast at the meeting. Proposal (2), referred to above, requires the affirmative vote of a majority of the votes cast at the meeting.

Quorum Requirement

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist. Proxies received by the Fund that are marked “withhold authority” or abstain, or that constitute a broker non-vote, are counted as present for purposes of establishing a quorum. A broker non-vote occurs when a broker returns a valid proxy but does not vote on a particular matter because the broker does not have the discretionary voting power for that matter and has not received instructions from the beneficial owner. Proxies marked “withhold authority”, abstentions and broker non-votes do not count as votes cast with respect to any proposal, and therefore, such proxies would have no effect on the outcome of Proposals (1) and (2), above.

Appraisal Rights

Under Maryland law, there are no appraisal or other dissenter rights with respect to any matter to be voted on at the Annual Meeting that is described herein.

Other Matters

The Fund will pay all costs of soliciting proxies in the accompanying form. See “Other Matters and Annual Report” below. Solicitation will be made by mail, and officers, regular employees, and agents of the Fund may also solicit proxies by telephone or personal interview. The Fund expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them, and will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

Fund Complex

The Fund is part of a fund complex (the “Fund Complex”) which is composed of the Fund and Adams Natural Resources Fund, Inc., a closed-end investment company (“PEO”). Effective March 31, 2015, the Fund and PEO became part of a newly-branded Adams Funds platform.

(1) NOMINEES FOR ELECTION AS DIRECTORS

Unless contrary instructions are given by the stockholder signing a proxy, it is intended that each proxy in the accompanying form will be voted at the Annual Meeting for the election of the following nominees to the Board of Directors to serve until the annual meeting of stockholders in 2018 and until their successors are duly elected and qualify, all of whom have consented to serve if elected:

Enrique R. Arzac Phyllis O. Bonanno Kenneth J. Dale	Frederic A. Escherich Roger W. Gale Kathleen T. McGahran	Craig R. Smith Mark E. Stoeckle*

If for any reason one or more of the nominees above-named shall become unable or unwilling to serve when the election occurs, proxies in the accompanying form will, in the absence of contrary instructions, be voted for the election of the other above-named nominees and may be voted for substitute nominees in the discretion of the persons named as proxies in the accompanying form. As an alternative to proxies being voted for substitute nominees, the size of the Board of Directors may be reduced so that there are no vacancies caused by a nominee above-named becoming unable or unwilling to serve. The directors elected will serve until the next annual meeting or until their successors are duly elected and qualified, unless otherwise provided in the Bylaws of the Fund.

Information as to Nominees for Election as Directors (as of December 31, 2016)

Set forth below with respect to each nominee for director are his or her name, address and age, any positions held with the Fund, other principal occupations, other directorships during the past five years, business affiliations, the year in which he or she first became a director, and the number of shares of Common Stock of the Fund beneficially owned by him or her. Also set forth below is the number of shares of Common Stock of the Fund beneficially owned by all the directors and executive officers of the Fund as a group. A separate table is provided showing the dollar value range of the shares beneficially owned by each director.

Name, Age, Positions with the Fund, Other Principal Occupations and Other Directorships	Has been a Director since	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Shares of Common Stock Beneficially Owned (a)(b)(c)(d)
Independent Directors
Enrique R. Arzac, Ph.D., 75, Professor Emeritus of Finance and Economics at the Graduate School of Business, Columbia University. Currently a director of PEO (1), Aberdeen Asset Management Funds (6 closed-end investment companies), Credit Suisse Asset Management Funds (2 closed-end investment companies and 8 open-end funds), and Mirae Discovery Funds (6 open-end funds). In addition, within the past five years, Dr. Arzac served as a director of Epoch Holdings Corporation (an investment management and investment advisory services company).	1983	2	48,629
Phyllis O. Bonanno, 73, Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Corporate Vice President of Warnaco, Inc. (apparel). Currently a director of PEO (1). Ms. Bonanno also served as a director of Borg-Warner Inc. (industrial) and Mohawk Industries, Inc. (carpets and flooring) within the past five years.	2003	2	12,858
Kenneth J. Dale, 60, Senior Vice President and Chief Financial Officer of The Associated Press. Formerly, Vice President, J.P. Morgan Chase & Co. Inc. Currently a director of PEO (1).	2008	2	11,773
Frederic A. Escherich, 64, Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with J.P. Morgan & Co. Inc. Currently a director of PEO (1).	2006	2	36,999

*	Mr. Stoeckle is an “interested person,” as defined by the Investment Company Act of 1940, as amended, because he is an officer of the Fund.

Name, Age, Positions with the Fund, Other Principal Occupations and Other Directorships	Has been a Director since	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Shares of Common Stock Beneficially Owned (a)(b)(c)(d)
Independent Directors
Roger W. Gale, Ph.D., 70, President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants). Currently a director of PEO (1). Dr. Gale also served as a director of Ormat Technologies, Inc. (geothermal and renewable energy) within the past five years.	2005	2	17,414
Kathleen T. McGahran, Ph.D., J.D., CPA, 66, President & CEO of Pelham Associates, Inc. (an executive education provider). Adjunct Professor, Tuck School of Business, Dartmouth College. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University. Currently the Chair of the Board and a director of PEO (1), and a director of Scor Global Life Reinsurance and Scor Reinsurance of New York.	2003	2	21,664
Craig R. Smith, M.D., 70, Retired President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries). Formerly, Chief Operating Officer of Algenol LLC (ethanol manufacturing) and Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceutical and biotechnology). Currently a director of PEO (1). Dr. Smith also served as a director of Algenol Biofuels, Inc. and a manager of Algenol LLC, and as a director of Depomed, Inc. (specialty pharmaceuticals) within the past five years.	2005	2	33,780

Interested Director
Mark E. Stoeckle, 60, CEO of the Fund since February 11, 2013, President since January 21, 2015, and director since February 14, 2013. Currently the CEO and a director of PEO (1). Formerly, Chief Investment Officer, U.S. Equities and Global Sector Funds, BNP Paribas Investment Partners.	2013	2	38,435

Directors and executive officers of the Fund as a group.			391,864

(1)	Non-controlled affiliate of the Fund (a closed-end investment company), which is part of the Fund Complex.

The address for each director is the Fund’s office, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202.

(a)	To the Fund’s knowledge, except for 2,332 shares shown for Dr. McGahran, which are beneficially owned by her spouse and as to which she disclaims beneficial ownership, and the shares referred to in footnote (c) below, each director and officer had sole investment and sole voting power with respect to the shares shown opposite his or her name.
(b)	Of the amount shown as beneficially owned by the directors and executive officers as a group, 82,184 shares were held by the Trustee under the Employee Thrift Plan of the Fund and the Employee Thrift Plan of PEO.
(c)	The amounts shown include nonvested restricted stock shares or vested but deferred restricted stock units and deferred stock units under the Fund’s 2005 Equity Incentive Compensation Plan (see “2005 Equity Incentive Compensation Plan” below), held by each director (28,089 held by Dr. Arzac, 5,250 held by Ms. Bonanno, 8,205 held by Mr. Dale, 11,729 held by Mr. Escherich, 2,250 held by Dr. McGahran, 15,030 held by Mr. Stoeckle, and 0 held by Dr. Gale and Dr. Smith), and by directors and executive officers as a group (116,305 shares).
(d)	Calculated on the basis of 99,436,824 shares of Common Stock outstanding on December 31, 2016, each director owned less than 1.0% of the Common Stock outstanding. The directors and executive officers as a group owned less than 1.0% of the Common Stock outstanding.

Additional information about each director follows (supplementing the information in the table above) that describes some of the specific experience, qualifications, attributes, or skills that each director possesses that led the Board to conclude that he or she should serve as a director.

Independent Directors

1) Enrique R. Arzac, Ph.D.

Dr. Arzac brings to the Board extensive expertise in asset management and securities valuation, international finance, and corporate finance gained from his many years on the faculty of Columbia University’s Graduate School of Business and through consulting with corporations and financial institutions for more than 30 years. Dr. Arzac has published many articles on corporate finance, valuation, portfolio management, and commodity markets in numerous academic journals. He has been deemed an audit committee financial expert, as that term is defined in federal regulations, by his fellow directors and served as Chair of the Fund’s Audit Committee for several terms. In addition, Dr. Arzac’s service on the boards of other investment companies provides him with a deep understanding of investment company oversight.

2) Phyllis O. Bonanno

Ms. Bonanno brings to the Board operational, academic and public policy knowledge. Ms. Bonanno gained public policy expertise through her 10 years of service as the first director of the U.S. Trade Representative’s Office of Private Sector Liaison in the Executive Office of Presidents Carter and Reagan. She developed global business knowledge and expertise in the manufacturing sector and international trade rules and regulations during her employment as Corporate Vice President of International Trade of Warnaco, Inc., a worldwide apparel manufacturer, and as President and CEO of International Trade Solutions, Inc., an international trade consulting firm. In addition, Ms. Bonanno’s service on other public company boards in varied industries has provided her with valuable experience.

3) Kenneth J. Dale

Mr. Dale brings broad expertise in financial management to the Board. He serves as Senior Vice President and Chief Financial Officer of The Associated Press (AP), one of the largest newsgathering organizations in the world. His responsibilities at AP include all corporate finance activities, internal audit, global real estate, and administrative services, and oversight of AP’s software business, ENPS. Prior to joining AP, Mr. Dale spent 21 years as an investment banker at J.P. Morgan Chase & Co. Inc., advising media and entertainment clients on mergers and acquisitions and corporate finance transactions. He has been deemed an audit committee financial expert, as that term is defined in federal regulations, by his fellow directors and served as the immediate past Chair of the Fund’s Audit Committee.

4) Frederic A. Escherich

Mr. Escherich brings to the Board extensive knowledge of securities investing and stock valuation gained from his 25 years at J.P. Morgan & Co. Inc. During his tenure at J.P. Morgan & Co. Inc., Mr. Escherich served as head of mergers and acquisitions research for many years, and his responsibilities included evaluating numerous issues related to maximizing shareholder value and setting policies and procedures in connection with the valuation of companies, the assessment of various transaction types, analytical techniques and securities. Since retiring in 2002, Mr. Escherich has focused full-time on private investing and is familiar with the dynamics of today’s equity markets. He has been deemed an audit committee financial expert, as that term is defined in federal regulations, by his fellow directors and currently serves as the Chair of the Fund’s Audit Committee.

5) Roger W. Gale, Ph.D.

Dr. Gale brings to the Board in-depth knowledge of the electric power industry and U.S. and international energy policy from his service in private industry and in the public sector. Dr. Gale has gained electric utility industry expertise through his many years of service as a consultant, and has been quoted on electric utility issues in leading business publications and television news programs. He previously served on the boards of a Fortune 500 energy conglomerate and a publicly-traded geothermal energy company. Dr. Gale holds a Ph.D. in political science from the University of California, Berkeley.

6) Kathleen T. McGahran, Ph.D.

Dr. McGahran has served as the Chair of the Fund’s Board of Directors since March 19, 2013. She is a CPA, a lawyer, and holds a Ph.D. in Accounting and Finance from New York University, and brings to the Board a very broad and valuable skill set. She is the President and CEO of Pelham Associates, an executive education provider. She has served on the faculties of the Tuck School of Business at Dartmouth College, the Graduate School of Business at Columbia University, and the Stern School of Business at New York University. Dr. McGahran has expertise in financial analysis and has conducted financial analysis training programs for Wall Street firms and Fortune 500 companies. She has been deemed an audit committee financial expert, as that term is defined in federal regulations, by her fellow directors and served as Chair of the Fund’s Audit Committee for several terms.

7) Craig R. Smith, M.D.

Dr. Smith, a physician and former long-time member of the faculty at the Johns Hopkins University School of Medicine, brings to the Board extensive experience in the pharmaceuticals and biotech industries. He recently retired as the Chief Operating Officer of Algenol LLC, a research company focusing on the production of ethanol and other high-value green chemicals from algae. He previously was President and founder of Williston Consulting, a consulting company for the pharmaceutical and biotech industries. Prior to founding Williston Consulting, Dr. Smith was Chairman, President, CEO, and a co-founder of Guilford Pharmaceuticals, a biopharmaceutical company that he grew to become a publicly traded company.

Interested Director

8) Mark E. Stoeckle

Mr. Stoeckle has been CEO of the Fund and PEO since February 11, 2013, was elected President of the Fund on January 21, 2015, and was elected to the Board of Directors of the Fund and PEO on February 14, 2013. Mr. Stoeckle has had a distinguished 30-year career in financial services and asset management, and brings a wealth of investment and business experience to the role. Previously, he was Chief Investment Officer, U.S. Equities and Global Sector Funds, at the global investment management firm BNP Paribas Investment Partners and managed approximately $5 billion in domestic and global equities.

Stock Ownership

Independent Directors	Dollar Value of Shares Owned(1)
Enrique R. Arzac	greater than $100,000
Phyllis O. Bonanno	greater than $100,000
Kenneth J. Dale	greater than $100,000
Frederic A. Escherich	greater than $100,000
Roger W. Gale	greater than $100,000

Independent Directors	Dollar Value of Shares Owned(1)
Kathleen T. McGahran	greater than $100,000
Craig R. Smith	greater than $100,000

Interested Director
Mark E. Stoeckle	greater than $100,000

(1)	The valuation date used in calculating the dollar value of shares owned is December 31, 2016.

The Board has adopted equity ownership requirements for the directors and senior staff. Under these equity ownership requirements, the Chief Executive Officer, portfolio managers, research analysts, and other executive officers must own a certain value of equity in the Fund equal to a multiple of his or her annual salary. Non-employee directors must own at least $100,000 of the Fund’s Common Stock within 10 years of joining the Board.

The nominees for election as directors of the Fund identified above are also the nominees for election to the Board of Directors of PEO, the Fund’s non-controlled affiliate that is part of the Fund Complex, of which the Fund owned 2,186,774 shares, or 8% of the outstanding Common Stock, on December 31, 2016.

Board Leadership Structure

Seven of the Fund’s eight directors are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “Act”), and are independent directors. Mr. Stoeckle is the only member of the Board who is an “interested person” under the Act and thus is not an independent director. The Board has elected Dr. Kathleen T. McGahran, an Independent Director, to serve as Chair of the Board.

Board’s Oversight of Risk Management for the Fund

The Board’s role in risk management of the Fund is that of oversight. The internal staff of portfolio managers, research analysts, and administrative personnel is responsible for the day-to-day management of the Fund, including risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board has delegated to the Audit Committee the primary role of overseeing the assessment and management of risks, including major financial risks, by the Fund’s management, and the steps that management has taken to monitor and control such risks. The Audit Committee reports to the Board on a periodic basis on its discussions of these items with management. In addition, the Board, acting at its regularly scheduled meetings, receives reports from senior management, including the Fund’s portfolio management team, the Chief Compliance Officer, and the Chief Financial Officer. Between Board meetings, the Executive Committee, and/or Chair of the Board, and/or the Chairman of the Audit Committee, as appropriate, interacts with the CEO and other senior executives on any matter requiring action by or notice to the Board. The Board also receives periodic presentations from senior management regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, investment research, and securities lending, and receives reports from the Fund’s General Counsel regarding regulatory, compliance, and governance matters. The Fund believes that its leadership structure enhances risk oversight. It should be noted that, in its oversight role, the Board is not a guarantor of the Fund’s investments or activities.

Process for Stockholders to Communicate with Board

The Board of Directors has implemented a process for stockholders of the Fund to send communications to the Board. Any stockholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Secretary of the Fund, at Adams Diversified Equity Fund, Inc., 500 East Pratt Street, Suite 1300, Baltimore, MD 21202. The Secretary has been instructed by the Board to promptly forward all such communications to the addressees indicated thereon.

Policy on Board of Directors’ Attendance at Annual Meetings

The Fund’s policy with regard to attendance by the Board of Directors at Annual Meetings is that all directors are expected to attend, absent unusual and extenuating circumstances that prohibit attendance. All of the directors then serving attended the 2016 Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Each director and officer of the Fund who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, and persons who own more than ten percent of a registered class of the Fund’s securities are required to report to the Securities and Exchange Commission (the “Commission”) by a specified date his or her beneficial ownership of or transactions in the Fund’s securities. Based upon a review of filings with the Commission, such forms received by the Fund, and written representations that no other reports are required, the Fund believes that each director, officer, and greater than ten percent beneficial owners filed all requisite reports with the Commission on a timely basis during 2016.

Information as to Other Executive Officers

Set forth below are the names, ages, and positions with the Fund, as of December 31, 2016, of all executive officers of the Fund other than those who also serve as directors. Executive officers serve as such until the election of their successors.

Mr. James P. Haynie, 54, has served as Executive Vice President of the Fund since January 21, 2015, and before that, served as President of the Fund beginning in August 19, 2013. He has also served as the President of PEO since January 21, 2015 and as the Executive Vice President from August 19, 2013 to January 21, 2015. Prior to joining the Fund, he was Chief Investment Officer, U.S. Equities at BNP Paribas Investment Partners from February 2013 and was Senior Portfolio Manager at BNP Paribas Investment Partners from 2005 to 2013.

Mr. Brian S. Hook, 47, has served as Vice President, Chief Financial Officer and Treasurer of the Fund and PEO since March 19, 2013. Prior thereto, he served as Chief Financial Officer and Treasurer of the Fund and PEO from March 20, 2012 to March 19, 2013, as Treasurer of the Fund and PEO from June 1, 2009 to March 20, 2012, and as Assistant Treasurer of the Fund and PEO from September 2008 to June 1, 2009. Prior to joining the Fund, he was a Vice President and Senior Manager at T. Rowe Price from March 1998 to August 2008, and a business assurance manager with Coopers & Lybrand L.L.P. prior thereto.

Mr. Lawrence L. Hooper, Jr., 64, has served as the Chief Compliance Officer of the Fund and PEO since April 8, 2004, as Vice President of the Fund and PEO since March 30, 1999, and as General Counsel and Secretary of the Fund and PEO since April 1, 1997. Prior thereto, he was a partner in a Baltimore, Maryland law firm.

Ms. Nancy J.F. Prue, 62, has served as Executive Vice President, Director of Shareholder Communications of the Fund and PEO since January 21, 2015. Prior to that, she served as Executive Vice President of the Fund from March 23, 2010 to January 21, 2015, and as a research analyst from 1982 to March 23, 2010. She also served as President of PEO from March 2012 to January 2015, as Executive Vice

President from July 2009 to March 2012, as Vice President from 2005 to July 2009, and as Vice President – Research from 1986 to 2005.

Mr. D. Cotton Swindell, 53, has served as Executive Vice President since January 21, 2015. Prior to that, he served as Vice President – Research beginning on March 30, 2004 and as a research analyst beginning in 2002.

The address for each executive officer is the Fund’s office, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202.

Security Ownership of Management of the Fund (a)	Shares of Common Stock Beneficially Owned (b)(c)(d)(e)
Name
James P. Haynie	71,475
Brian S. Hook	21,419
Lawrence L. Hooper, Jr.	43,628
Nancy J.F. Prue	26,037
D. Cotton Swindell	35,385

(a)	As of December 31, 2016. Share ownership of directors and executive officers as a group is shown in the table beginning on page 3 and footnotes thereto.
(b)	To the Fund’s knowledge, other than 164 shares shown for Mr. Hooper, which are held in a custodial account with his son and as to which he disclaims beneficial ownership, and the shares referred to in footnote (d) below, each officer had sole investment and sole voting power with respect to the shares shown opposite his or her name.
(c)	Of the amounts shown, the following shares beneficially owned by the respective officer were held by the Trustee under the Employee Thrift Plan of the Fund and the Employee Thrift Plan of PEO: Mr. Haynie (8,817 shares), Mr. Hook (9,050 shares), Mr. Hooper (30,824 shares), Ms. Prue (19,047 shares), and Mr. Swindell (27,636 shares).
(d)	The amounts shown include nonvested shares of restricted stock under the Fund’s 2005 Equity Incentive Compensation Plan (see “2005 Equity Incentive Compensation Plan” below) held by Mr. Haynie (29,285 shares), Mr. Hook (3,005 shares), Mr. Hooper (3,381 shares), Ms. Prue (2,916 shares), and Mr. Swindell (7,165 shares).
(e)	Calculated on the basis of 99,436,824 shares of Common Stock outstanding on December 31, 2016, each of the executive officers listed above owned less than 1.0% of the Common Stock outstanding.

Principal Stockholder

At December 31, 2016, one group of persons was known by the Fund to own beneficially more than five percent of any class of the Fund’s voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Erik E. Bergstrom P.O. Box 126 Palo Alto, CA 94302	8,955,000 shares held directly and indirectly (1)	9%

(1)	Shares held in name of Erik E. Bergstrom Living Trust (2,795,000 shares) and Erik E. and Edith H. Bergstrom Foundation (6,160,000 shares). Mr. Bergstrom disclaimed beneficial ownership of certain of these shares. In addition, Edith H. Bergstrom owns 120,000 shares in the Edith H. Bergstrom Living Trust, which are not included in this table.

Board Meetings and Committees of the Board

Overall attendance at the eight meetings of the Board held in 2016 was 100%. Each incumbent director attended at least 75% of the total of all (i) meetings of the Board and (ii) meetings of committees of the Board on which he or she served in 2016.

Audit Committee

Mr. Escherich (Chair), Dr. Arzac, Dr. Gale, and Dr. Smith, each of whom is an independent director as such is defined by the rules of the New York Stock Exchange, and none of whom is an “interested person” as such is defined by the Act, constitute the membership of the Board’s standing Audit Committee, which met four times in 2016. The Board has determined Mr. Escherich to be an audit committee financial expert, as that term is defined in federal regulations.

The Board has adopted a written charter under which the Audit Committee operates. A copy of the Audit Committee Charter (“Charter”) is available on the Fund’s website: www.adamsfunds.com. Set forth below is the report of the Audit Committee:

Audit Committee Report

The purposes of the Audit Committee are set forth in the Audit Committee’s written Charter. As provided in the Charter, the role of the Audit Committee is to assist the Board of Directors in its oversight on matters relating to accounting, financial reporting, internal control, auditing, risk assessment and risk management, and regulatory compliance activities, and other matters the Board deems appropriate. The Audit Committee also selects the Fund’s independent registered public accounting firm in accordance with the provisions set out in the Charter. Management, however, is responsible for the preparation, presentation, and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2016 Annual Report of the Fund with the Fund’s management and with PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm. In addition, the Audit Committee has discussed with PwC the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented. The Audit Committee has also received from PwC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, considered whether the provision of nonaudit services by PwC is compatible with maintaining PwC’s independence, and discussed with PwC its independence.

In reliance on the reviews and discussions with management and PwC referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and discussed above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Fund’s 2016 Annual Report for filing with the Securities and Exchange Commission.

Respectfully submitted on February 9, 2017, by the members of the Audit Committee of the Board of Directors:

Frederic A. Escherich, Chair

Enrique R. Arzac

Roger W. Gale

Craig R. Smith

Compensation Committee

Mr. Dale (Chair), Ms. Bonanno, Mr. Escherich, and Dr. Smith constitute the membership of the Board’s standing Compensation Committee, which met three times in 2016. The Compensation Committee reviews and recommends changes in the compensation of directors, officers, and employees, including salaries and the cash and equity incentive compensation plans in which the executive officers, officers, and employees of the Fund are eligible to participate.

Executive Committee

Dr. McGahran (Chair), Mr. Dale, Mr. Escherich, Dr. Gale, and Mr. Stoeckle constitute the membership of the Board’s standing Executive Committee, which met two times in 2016. The Executive Committee has the authority of the Board of Directors between meetings of the Board except as limited by law, the Fund’s Bylaws, or Board resolution.

Nominating and Governance Committee

Dr. Gale (Chair), Dr. Arzac, Ms. Bonanno, and Mr. Dale constitute the membership of the Board’s standing Nominating and Governance Committee, which met five times in 2016. The Board has adopted a written charter under which the Nominating and Governance Committee operates, a copy of which is available to stockholders at the Fund’s website: www.adamsfunds.com.

Each of the members of the Nominating and Governance Committee is an independent director as such is defined by the rules of the New York Stock Exchange and none is an “interested person” as such term is defined by the Act.

The Nominating and Governance Committee recommends to the full Board nominees for director and leads the search for qualified director candidates. The Nominating and Governance Committee has recently approved the hiring of a third-party search firm to help identify candidates who may meet the needs of the Board. The firm is expected to provide information on a number of candidates for review and discussion by the Nominating and Governance Committee.

The Nominating and Governance Committee will consider unsolicited recommendations for director candidates from stockholders of the Fund. Stockholders may recommend candidates for consideration by the Nominating and Governance Committee by writing to the Secretary of the Fund at the office of the Fund, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202, giving the candidate’s name, biographical data, and qualifications, and stating whether the candidate would be an “interested person” of the Fund. A written statement from the candidate, consenting to be named as a candidate, and if nominated and elected, to serve as a director, should accompany any such recommendation.

The process that the Nominating and Governance Committee uses for identifying and evaluating nominees for director is as follows: When there is a vacancy on the Board, either through the retirement of a director or the Board’s determination that the size of the Board should be increased, nominations to fill that vacancy are made by independent directors on the Board. The members of the Nominating and Governance Committee meet with the prospective director nominee. If a majority of the Nominating and Governance Committee members are satisfied that the prospective director nominee is qualified and will make a positive addition to the Board, as many of the other independent directors meet with him or her as is possible. The Nominating and Governance Committee then nominates the candidate at a meeting of the Board and a vote is taken by the full Board on whether to elect the nominee to the Board and to include the nominee in the Fund’s proxy for election at the next annual meeting of stockholders. The Fund anticipates that a similar process will be used for any qualified director candidate properly recommended by a stockholder.

The Board does not have a formal policy regarding the consideration of diversity in identifying Board candidates. When considering a new candidate for the Board, the Nominating and Governance Committee and the full Board may consider the diversity of skills, experience and/or perspective a prospective nominee will bring to the Board as part of their evaluation of the contribution that such prospective director nominee will make to the Board. Such factors will be considered in the context of the Board’s existing membership at the time such potential candidate is considered.

Board of Directors Compensation

During 2016, each director who is not an interested person, except for Dr. McGahran, received an annual retainer fee of $60,000. Dr. McGahran, the Board Chair, received an annual retainer fee of $75,000. The Chairperson of each committee received an additional annual retainer fee of $2,500 for that committee. The total amount of fees paid to the independent directors in 2016 was $442,500.

Transactions with Adams Natural Resources Fund, Inc.

The Fund shares certain expenses for research, accounting services, other office services (including proportionate salaries and other employee benefits), rent and related expenses, and miscellaneous expenses, such as office supplies, postage, subscriptions, and travel, with PEO, of which all of the above-named nominees are also directors. These expenses were paid by the Fund and, on the date the payment was made, PEO simultaneously paid to the Fund its allocated share of such expenses, based on either the proportion of the size of the investment portfolios of the two companies, or, where possible, on an actual usage basis. In 2016, PEO’s share of such expenses was $3,529,116.

Audit Fees

The aggregate fees for professional services rendered by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the Fund’s annual financial statements and review of the Fund’s semi-annual financial statements for 2016 and 2015 were $80,482 and $78,138, respectively.

Audit-Related Fees

There were no audit-related fees in 2016 and 2015.

Tax Fees

The aggregate fees for professional services rendered to the Fund by PricewaterhouseCoopers LLP for the review of the Fund’s excise tax calculations and preparations of federal, state, and excise tax returns for 2016 and 2015 were $9,746 and $9,462, respectively.

All Other Fees

The aggregate fees for services rendered to the Fund by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2016 and 2015 were $0 and $4,315, respectively, which related to the review of the Fund’s procedures for calculating the amounts granted or vested for the Fund’s employees in accordance with the Fund’s 2005 Equity Incentive Compensation Plan, review of the Fund’s calculations related to that plan, and preparation of a related report to the Fund’s Compensation Committee.

The Board’s Audit Committee has considered the provision by PricewaterhouseCoopers LLP of the services covered in this All Other Fees section and found that they are compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Fund; and whether the service could enhance the Fund’s ability to manage or control risk or improve financial statement audit and review quality. The Audit Committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the Audit Committee at its next scheduled meeting. All services performed for 2016 were pre-approved by the Audit Committee.

Compensation of Directors and Executive Officers

The following table sets forth for each of the persons named below the aggregate compensation received from the Fund during the fiscal year ended December 31, 2016, for services in all capacities:

Name	Position	Aggregate Compensation from the Fund (1) (2) (3) (4) (5)	Total Compensation from Fund and Fund Complex paid to Directors (6)
Mark E. Stoeckle	Chief Executive Officer and President (A)	$830,840	N/A
James P. Haynie	Executive Vice President	517,828	N/A
D. Cotton Swindell	Executive Vice President	543,113	N/A

Independent Directors
Enrique R. Arzac	Director (B)(D)	60,000	$120,000
Phyllis O. Bonanno	Director (C)(D)	60,000	120,000
Kenneth J. Dale	Director (A)(C)(D)	62,500	125,000
Frederic A. Escherich	Director (A)(B)(C)	62,500	125,000
Roger W. Gale	Director (A)(D)	60,000	120,000
Kathleen T. McGahran	Chair of the Board (A)	75,000	150,000
Craig R. Smith	Director (B)(C)	62,500	125,000

(A)	Member of Executive Committee
(B)	Member of Audit Committee
(C)	Member of Compensation Committee
(D)	Member of Nominating and Governance Committee

(1)	Of the amounts shown, direct salaries paid by the Fund to Messrs. Stoeckle, Haynie, and Swindell were $260,000, $182,000, and $260,000, respectively.
(2)	Of their direct salaries, $15,600, $10,920, and $15,600 were deferred compensation to Messrs. Stoeckle, Haynie, and Swindell, respectively, under the Fund’s Employee Thrift Plan and Executive Nonqualified Supplemental Thrift Plan (see “Employee Thrift Plans” below). The non-employee directors do not participate in this Plan.
(3)

Of the amounts shown, $468,000, $264,030, and $222,750 were cash incentive compensation accrued for Messrs. Stoeckle, Haynie, and Swindell, respectively, in 2016 and paid to them in 2017. These amounts include $28,080, $15,842, and $13,365 of deferred compensation to Messrs. Stoeckle, Haynie, and Swindell, respectively, under the Fund’s Employee Thrift Plan and, for Messrs. Stoeckle and Haynie, under the Executive Nonqualified Supplemental Thrift Plan (see “Employee Thrift Plans” below).
(4)	Under the Employee Thrift Plans, the Fund makes contributions to match the contributions made by eligible employees and may, at the discretion of the Board of Directors, make an additional contribution. The amounts shown include the Fund’s matching contributions of $55,200, $21,104, and $30,870 made on behalf of Messrs. Stoeckle, Haynie, and Swindell, respectively, during 2016, and an additional discretionary contribution of $32,760, $20,071, and $21,724 made for 2016 on behalf of Messrs. Stoeckle, Haynie, and Swindell, respectively.
(5)	Of the amounts shown, $14,880, $30,623, and $7,769 were distributions paid to Messrs. Stoeckle, Haynie, and Swindell, respectively, on shares of restricted stock held under the 2005 Equity Incentive Compensation Plan (see “2005 Equity Incentive Compensation Plan” below).
(6)	Includes only aggregate compensation paid to director for service on the boards of investment companies in the Fund Complex, which is composed of two closed-end investment companies, including the Fund.

Outstanding Equity Awards at Fiscal Year-End under the 2005 Equity Incentive Compensation Plan

The following table presents information regarding outstanding equity awards under the 2005 Equity Incentive Compensation Plan to the three executive officers listed in the Compensation Table above at the end of 2016:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Mark E. Stoeckle	7,704	$97,918	7,326	$93,113
James P. Haynie	9,437	119,944	19,848	252,268
D. Cotton Swindell	3,466	44,053	3,699	47,014

(1)	These shares vested as follows: Mr. Stoeckle, 7,704 on January 9, 2017; Mr. Haynie, 9,437 on January 9, 2017; and Mr. Swindell, 3,466 on January 9, 2017.
(2)	Using the December 31, 2016 closing market price for the Fund’s stock of $12.71.
(3)	Certain of these shares are scheduled to vest as follows: Mr. Stoeckle, 7,326 on January 8, 2018; Mr. Haynie, 10,874 on August 19, 2017, and 8,974 on January 8, 2018; Mr. Swindell, 3,699 on January 8, 2018.

Stock Vested under the 2005 Equity Incentive Compensation Plan

The following table presents information regarding the vesting of restricted stock awards during 2016 for the three executive officers listed in the Compensation Table above:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting
Mark E. Stoeckle	12,152	$134,280
James P. Haynie	10,874	143,537
D. Cotton Swindell	3,858	46,257

2005 Equity Incentive Compensation Plan

In 2005, the Board of Directors adopted an equity incentive compensation plan for the Fund, called the 2005 Equity Incentive Compensation Plan (the “2005 Plan”), to replace the Stock Option Plan adopted in 1985 and described below. The 2005 Plan was reapproved by the stockholders at the 2010 Annual Meeting. The 2005 Plan expired by its terms on April 27, 2015, and grants can no longer be made under it though awards are still outstanding.

Administration

The 2005 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has general responsibility to ensure that the 2005 Plan is operated in a manner that serves the best interests of the Fund’s stockholders.

Available Shares

The Fund had reserved and made available 3,413,131 shares for use as awards (4% of the Fund’s Common Stock outstanding on the effective date of the 2005 Plan). With the expiration of the 2005 Plan, grants can no longer be made under it though awards are still outstanding.

Awards

The following types of awards are currently outstanding under the 2005 Plan:

•	restricted stock;
•	restricted stock units;
•	deferred stock units.

In addition, dividend equivalents were awarded in connection with awards under the 2005 Plan.

The awards are described more fully below. Grants to non-employee directors were limited to those described below under “Non-Employee Director Awards”.

Restricted Stock. The 2005 Plan permitted shares of the Fund’s Common Stock to be granted to Participants as restricted stock. Restricted stock is stock that is subject to restrictions on transferability, risk of forfeiture and/or other restrictions. A Participant who receives restricted stock will have all the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends, unless the Participant is limited by the terms of the 2005 Plan or any award agreement relating to the restricted stock. During the period of restriction, the Participant may not sell, transfer, pledge, hypothecate, margin, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2005 Plan permitted restricted stock units to be granted to Participants. Restricted stock units represent rights to receive stock and are subject to certain restrictions and a risk of forfeiture.

Deferred Stock Units. The 2005 Plan authorized deferred stock units to be granted to Participants. A deferred stock unit is the right to receive stock, cash, or a combination of stock and cash at the end of a time period specified by the Compensation Committee. Deferred stock units may or may not be subject to restrictions (which may include a risk of forfeiture), which restrictions will lapse at the expiration of the specified deferral period or at earlier times, as determined by the Compensation Committee.

Non-Employee Director Awards

Immediately following each annual meeting of stockholders, each non-employee director who was elected a director at the meeting, or who was previously elected and continued as a director after that annual meeting, received an award of 750 restricted stock units of the Fund. Non-employee directors also received dividend equivalents in respect of such restricted stock units equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of Common Stock. The restricted stock units and related dividend equivalents vest (and become non-forfeitable) and are paid (in the form of shares of Common Stock) one year from the date of grant.

Employee Thrift Plans

Employees of the Fund who have completed six months of service may defer up to 100% of base salary and cash incentive compensation to a tax qualified thrift plan instead of being paid currently, and the Fund contributes an amount equal to 100% of each employee’s contribution (up to 6% of base salary and cash incentive compensation) but not in excess of the maximum permitted by law (see footnotes to the Compensation Table set forth on page 13 regarding 2016 contributions for the officers identified therein). The Fund also has the discretion to contribute annually to each employee’s thrift plan account an amount of up to 6% of the employee’s combined base salary and cash incentive compensation attributable to the prior year’s service with the Fund. All employee contributions are credited to the employee’s individual account. Employees may elect that their salary deferral and other contributions be invested in Common Stock of the Fund, or of PEO, or a number of mutual funds, or a combination thereof. All of the Fund’s matching contribution is invested in accordance with the employee’s investment elections, provided that the employee is 100% vested in the Employee Thrift Plan. An employee’s interest in amounts derived from the Fund’s contributions becomes non-forfeitable upon completion of 36 months of service or upon death or retirement. Payments of amounts not withdrawn or forfeited under the thrift plan may be made upon retirement or other termination of employment in a single distribution, in equal installments, or in an annuity.

The Fund also maintains an Executive Nonqualified Supplemental Thrift Plan for eligible employees of the Fund (the “Nonqualified Plan”). The purpose of the Nonqualified Plan is to provide deferred compensation in excess of contribution limits imposed by the Internal Revenue Code on tax-qualified thrift plans, including the Employee Thrift Plan of the Fund described above. In accordance with such limitations, for 2016, the maximum annual amount that an individual can defer to all tax-qualified thrift plans offered by the Fund is $18,000 for those under the age of 50, and $24,000 for those age 50 and over, and the maximum combined amount – consisting of both the employee’s contributions and the Fund’s matching contributions – that can go into any single tax-qualified thrift plan is $53,000 per year for those under the age of 50 and $59,000 per year for those age 50 and over.

The Nonqualified Plan permits an eligible employee to contribute to the Nonqualified Plan up to the maximum amount of 6% of the employee’s salary and cash incentive compensation that he or she is prevented from contributing to the tax-qualified thrift plan because of the Internal Revenue Code’s limitations on annual contributions, and for the Fund to contribute the 100% matching contribution on that sum and/or the Fund’s discretionary contribution that would otherwise be limited by the Internal Revenue Code’s limitations on annual contributions. The employee’s contributions and the Fund’s contributions to the Nonqualified Plan are invested in eligible mutual funds in accordance with the employee’s investment elections.

Brokerage Commissions

During the past fiscal year, the Fund paid brokerage commissions in the amount of $533,615 on the purchase and sale of portfolio securities traded on the New York Stock Exchange and the National Association of Securities Dealers Automated Quotation System, and on swap transactions, substantially all of which were paid to brokers providing research and other investment services to the

Fund. The average per share commission rate paid by the Fund was $0.03. No commissions were paid to an affiliated broker.

Portfolio Turnover

The portfolio turnover rate (purchases or sales, whichever is lower, as a percentage of weighted average portfolio value) for the past three years has been as follows:

2016	2015	2014
32.0%	22.0%	26.6%

Expense Ratio

The ratio of expenses to the average net assets of the Fund for the past three years has been as follows:

2016	2015	2014
0.64%	0.96%*	0.58%

*	Excluding non-recurring charge for termination of the defined benefit retirement plans, the ratio was 0.67%.

(2) RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As permitted under the Act, the Audit Committee has selected PricewaterhouseCoopers LLP, 100 E. Pratt Street, Baltimore, Maryland, an independent registered public accounting firm, as the independent registered public accounting firm to audit the books and accounts of the Fund for or during the year ending December 31, 2017. PricewaterhouseCoopers LLP was the Fund’s principal auditor during the year 2016. A majority of the members of the Board of Directors who are not “interested persons” (as defined by the Act) have ratified the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2017. While not required under the Act, the Audit Committee and the Board of Directors have determined to submit for stockholder ratification the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2017 at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting to make a statement if they so desire and to respond to appropriate questions. The Fund has been informed that PricewaterhouseCoopers LLP does not have any direct financial or any material indirect financial interest in the Fund.

The Board of Directors unanimously recommends ratification of the selection of PricewaterhouseCoopers LLP.

(3) OTHER MATTERS AND ANNUAL REPORT

As of the date of this proxy statement, management knows of no other business that will come before the meeting. Should other business be properly brought up, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

The Annual Report of the Fund for the year ended December 31, 2016, including financial statements, is being mailed to all stockholders entitled to notice of and to vote at the Annual Meeting to be held on April 21, 2017. A copy of the Fund’s Annual Report will be furnished to stockholders, without charge, upon request. You may request a copy by contacting Lawrence L. Hooper, Jr., Vice President, General Counsel and Secretary, at 500 East Pratt Street, Suite 1300, Baltimore, MD 21202, by telephoning Mr. Hooper at (800) 638-2479, or by sending Mr. Hooper an e-mail message at contact@adamsfunds.com.

The Fund has retained AST Fund Solutions, LLC to assist in the solicitation of proxies. The Fund will pay AST Fund Solutions, LLC a fee for its services, not to exceed $2,500, and will reimburse AST Fund Solutions, LLC for its expenses, which the Fund estimates should be approximately $1,500.

Stockholder Proposals or Nominations for 2018 Annual Meeting

Stockholder proposals for inclusion in the proxy statement and form of proxy relating to the 2018 Annual Meeting must be received at the office of the Fund, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202, no later than October 27, 2017.

In addition, for stockholder proposals or director nominations that a stockholder seeks to bring before the 2018 Annual Meeting but does not seek to have included in the Fund’s proxy statement and form of proxy for that meeting, the following requirements apply: Pursuant to the Fund’s Bylaws, in order for stockholder proposals or nominations of persons for election to the Board of Directors to be properly brought before the 2018 Annual Meeting, any such stockholder proposal or nomination (including in the case of a nomination, the information required by the Fund’s advance notice Bylaws provisions) must be received at the office of the Fund no earlier than September 27, 2017 and no later than October 27, 2017. The Fund’s advance notice Bylaw requirements are separate from, and in addition to, the Commission’s requirements (including the timing requirements described in the preceding paragraph) that a stockholder must meet in order to have a stockholder proposal included in the proxy statement. Should the Fund determine to allow a stockholder proposal that is received by the Fund after October 27, 2017 to be presented at the 2018 Annual Meeting, the persons named as proxies in the form accompanying the proxy statement for such meeting will have discretionary voting authority with respect to such stockholder proposal.

ANNUAL MEETING OF STOCKHOLDERS OF ADAMS DIVERSIFIED EQUITY FUND, INC. April 21, 2017
PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

Notice of Internet Availability of Proxy Materials for the Meeting:

The notice of annual meeting, proxy statement, form of proxy card, and 2016 Annual Report to stockholders are available on the internet at the following website: http://www.astproxyportal.com/ast/13579/

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

∎ 20830000000000001000 3	042117

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR ALL NOMINEES” IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Enrique R. Arzac O Phyllis O. Bonanno O Kenneth J. Dale O Frederic A. Escherich O Roger W. Gale O Kathleen T. McGahran O Craig R. Smith O Mark E. Stoeckle
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

	FOR	AGAINST	ABSTAIN
2. The selection of PricewaterhouseCoopers LLP as independent public auditors.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon all other business that may properly come before the Meeting with all the powers the undersigned would possess if personally present.

Attend Annual Meeting mark here. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

0

ADAMS DIVERSIFIED EQUITY FUND, INC.

PROXY FOR 2017 ANNUAL MEETING

THIS PROXY IS SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF ADAMS DIVERSIFIED EQUITY FUND, INC.

The undersigned stockholder of Adams Diversified Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints James P. Haynie and Lawrence L. Hooper, Jr., or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 9:00 a.m., local time, on Friday, April 21, 2017, at the offices of the Fund, 500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202 and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR ALL NOMINEES” in Proposal 1 and “FOR” Proposal 2, as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(over)

ADAMS DIVERSIFIED EQUITY FUND, INC.

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF ADAMS DIVERSIFIED EQUITY FUND, INC. April 21, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Notice of Internet Availability of Proxy Materials for the Meeting:

The notice of annual meeting, proxy statement, form of proxy card,

and 2016 Annual Report to stockholders are available on the internet at the following website:

http://www.astproxyportal.com/ast/13579/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

∎ 20830000000000001000 3	042117

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR ALL NOMINEES” IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Enrique R. Arzac O Phyllis O. Bonanno O Kenneth J. Dale O Frederic A. Escherich O Roger W. Gale O Kathleen T. McGahran O Craig R. Smith O Mark E. Stoeckle
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
2. The selection of PricewaterhouseCoopers LLP as independent public auditors.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon all other business that may properly come before the Meeting with all the powers the undersigned would possess if personally present.

Attend Annual Meeting mark here. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ADAMS DIVERSIFIED EQUITY FUND, INC.

PROXY FOR 2017 ANNUAL MEETING

THIS PROXY IS SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF ADAMS DIVERSIFIED EQUITY FUND, INC.

The undersigned stockholder of Adams Diversified Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints James P. Haynie and Lawrence L. Hooper, Jr., or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at 9:00 a.m., local time, on Friday, April 21, 2017, at the offices of the Fund, 500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202 and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR ALL NOMINEES” in Proposal 1 and “FOR” Proposal 2, as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(over)

ADAMS DIVERSIFIED EQUITY FUND, INC.

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